                                                                   EXHIBIT 10.10
                                                                   -------------

                                MATRIXONE, INC.

                                AMENDMENT NO. 3
                                       TO
                   AMENDED AND RESTATED REGISTRATION RIGHTS,
                  RESTRICTED STOCK AND STOCK OPTION AGREEMENT


    THIS AMENDMENT NO. 3 (the "Amendment"), dated as of October 1, 1997 between
                               ---------
MatrixOne, Inc., formerly called Adra Systems, Inc., a Delaware Corporation (the "Company"), each of the investors listed on the Schedule of G Investors attached
 -------
hereto (the "G Investors"). and those other parties listed as Stockholders on
             -----------
the signature pages attached hereto (the "Stockholders").
                                          ------------

    WHEREAS the Company and the Stockholders are parties to a certain Amended and Restated Registration Rights, Restricted Stock and Stock Option Agreement, dated as of October 11, 1988, as amended by Amendment No. 1, dated as of June 26, 1991 and as further amended by Amendment No. 2 dated as of August 19, 1991 (the "Agreement").
      ---------

    WHEREAS pursuant to a stock purchase agreement (the "Class G Purchase
                                                         ----------------
Agreement") dated the date hereof, the G Investors are purchasing 1,899,138
---------
shares ( the "Purchased Shares") of the Company's Class G Convertible Preferred
              ----------------
Stock, $1.00 par value (the "Class G Preferred Stock"); and
                             -----------------------

    WHEREAS, as a condition to entering into the Class G Purchase Agreement, the G Investors have requested and the Company desires to grant registration rights with respect to the Purchased Shares; and

    WHEREAS, the Company and the Stockholders desire to amend the Agreement as hereinafter set forth and each of the G Investors desire to become a party to the Agreement as amended hereby;

     NOW THEREFORE, the parties agree as follows:

     1. All capitalized terms used in this Amendment not otherwise defined herein shall have the meaning given to them in the Agreement. For purposes of any notice to be sent to any G Investor under the Agreement, notice shall be deemed given when delivered in accordance with Section 7M of the Class G Purchase Agreement.

     2. By executing a counterpart to this Amendment, each G Investor is added as a Stockholder under, and agrees to be bound by, the Agreement, as amended hereby.

     3.   Amendments to Registration Agreement
          ------------------------------------

          a. Section 1.27 is hereby amended and restated in its entirety as follows:

               "1.27 'Stock' means: (i) the Class A Preferred Stock, the Class B Preferred Stock, the Class C Preferred Stock, the Class D Preferred Stock, the Class E Preferred Stock, the Class F Preferred Stock, the Class G Preferred Stock; (ii) any Common Stock issued on conversion of any of the Class A Preferred Stock, Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock, Class E Preferred Stock, Class F Preferred Stock and Class G Preferred Stock; (iii) Common Stock issued upon exercise of any of the 1984 Options, the 1985 Options, the 1987 Options, the 1988 Options or the 1988 E Options; (iv) any Common Stock issued upon exercise of any Warrant issued pursuant to a certain Note and Warrant Purchase Agreement among the Company and certain investors dated as of October 16, 1987; (v) any shares of Merger Common Stock and any equity security of the Company issued as a dividend or distribution thereon or in exchange therefor or upon conversion thereof (whether such stock is held by a Stockholder or its assignees, other than persons acquiring shares of stock in an underwritten public offering), but not to other stock of the same class or any other class which is now or hereafter may be outstanding."

          b. Section 1.28 of the Agreement is hereby amended by adding to the end thereof the following:

               "Each of William Blair Capital Partners V, L.P., Fairfield Investors II, L.P., Gilde IT Fund, The Peter Lynch Foundation and Gordon Hayes, Jr. shall be a Stockholder for all purposes of this Agreement."

          c. Article I of the Agreement is hereby amended by adding the following Sections:

               "Section 1.25.1 'Registrable Securities' means (i) any Class G
                                ----------------------
               Preferred Stock issued pursuant to the Class G Purchase Agreement
               (ii) any Common Stock issued or issuablc with respect to the securities referred to in clause (i) above or by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization but not to other stock of the same class or any other class which is now or hereafter may be outstanding. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or repurchased by the Company or any Subsidiary. For purposes of this

               Agreement, a Person shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder."

               "Section 1.16-1 'Qualified Public Offering' means the sale in an
                                -------------------------
               underwritten public offering of shares of Common Stock (a "Public
                                                                          ------
               Offering") either (i) for the period beginning on the date of the
               --------
               Purchase Agreement and ending on December 31, 1998 in which the price paid for each such share by the public shall be at least equal to 2.67 multiplied by the Initial Conversion Price (appropriately adjusted to reflect stock splits, stock dividends, combinations of shares and the like); or (ii) for the period after December 31, 1998 in which the price paid for each such share by the public shall be at least equal to 3.0 multiplied by the Initial Conversion Price (appropriately adjusted to reflect stock splits, stock dividends, combinations of shares and the like).

               "Section 1.35 'Initial Conversion Price' of the Class G
                              ------------------------
               Convertible Preferred Stock shall be equal to $5.80 per share.

               "Section 1.36 'Class G Preferred Stock' means the Class G
                              -----------------------
               Convertible Preferred Stock, $1.00 par value, of the Company issued pursuant to the Class G Purchase Agreement.

               "Section 1.37 'Class G Purchase Agreement' means the Class G
                              --------------------------
               Convertible Preferred Stock Purchase Agreement, dated the date of Amendment No. 3 of this Agreement, between the Company and William Blair Capital Partners V, L.P. (the "William Blair"),
                                                            -------------
               American Research & Development I, L.P., Private Equity Investment Fund, L.P., Fairfield Investors II, L.P., Gilde IT Fund, The Peter Lynch Foundation and Gordon Hayes, Jr. (collectively the "G Investors")."
                                  -----------

          d. For the purposes of Section 3.2 of the Agreement, Kirkland & Ellis shall be acceptable to the Company.

          e. Section 3.3 of the Agreement is hereby amended and restated in its entirety as follows:

               "3.3(a) Required Registrations.  Any holder of Stock excluding
                       ----------------------
               any holder of Class G Preferred Stock, provided such holder, together with any other holder exercising rights pursuant to this Section3.3, holds at least 35% of the then outstanding shares of Stock (excluding, however, for purposes of calculation of such percentage, any shares of Common Stock issued upon the exercise of any 1984 Option, any 1985 Option, any 1987 Option, any 1988 Option, and 1988 E Option or any Class G Preferred Stock), shall have the right to require the Company to effect any necessary registration or qualification in connection with any proposed transfer or disposition of Stock, but, if the Company is otherwise in registration on Form S-1, or S-2 at the time of demand, or if it has just completed a registration at the time of demand, then not prior to ninety days after the effective date of any such registration. If requested by such holder to register or qualify any Stock excluding any Class G Preferred Stock, the Company shall promptly give written notice of such request to all registered holders of Stock excluding any Class G Preferred Stock. Any holder of Stock excluding any Class G Preferred Stock desiring to have any of its Stock included in such registration or qualification shall, within 20 days after its receipt of such notice from the Company, notify the Company of the number of shares of Stock which it desires to have so included and the manner in which it proposes to dispose of such Stock. The Company shall, as expeditiously as possible, endeavor in good faith to effect any registration or qualification to give any notification, to obtain any governmental approval and to effect listing with any securities exchange on which the Stock of the Company is then listed, which may be required to permit each holder of Stock who has given the Company a timely request or notice pursuant to this Section 3.3 to dispose of the Stock referred to in such request or notice in the manner specified therein. The Company's obligations pursuant to this Section 3.3 to effect registrations under the 1933 Act shall be limited to two such registrations."

          f. Article III of the Agreement is hereby amended by adding the following Sections:

               "3.3(b) Class G Required Registrations.
                       ------------------------------

               a.   Requests for Registration.  At any time, the holders of the
                    -------------------------
                    Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-I or any similar long-form registration ("Long-Form Registrations"), as set forth in paragraph (b)
                      -----------------------
                    below. All registrations requested pursuant to this Section 3.3(b) are referred to herein as "Demand Registrations."
                                                      --------------------
                    Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

               b.   Number of Long-Form Registrations.  The holders of a
                    ---------------------------------
                    majority of Registrable Securities, and after a Qualified Public Offering 20% of the holders of Registrable Securities, shall be entitled to request (i) four (4) Long-Form Registrations in which the Company shall pay all Registration Expenses ("Company-paid Long-Form
                                            ----------------------
                    Registrations"). A registration shall not count as one of the permitted Long-Form Registrations until it has become effective, and no Long-Form Registration shall count as one of the permitted Long-Form Registrations unless the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration; provided that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Company-paid Long-Form Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Company- paid Long-Form Registrations.

               c.   Selection of Underwriters.  The holders of a majority of the
                    -------------------------
                    Registrable Securities initially requesting a Long-Form registration hereunder shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company's approval which shall not be unreasonably withheld.

                    (i)  Other Registration Rights.  Except as provided in this
                         -------------------------
                         Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of at least a majority of the Registrable Securities; provided that the Company may grant rights to other Persons to (i) participate in Piggyback Registrations so long as such rights are subordinate to the rights of the holders of Registrable Securities with respect to such Piggyback

                         Registrations and (ii) request registrations so long as the holders of Registrable Securities are entitled to participate in any such registrations with such Persons pro rata on the basis of the number of shares owned by each such holder.

               d.   Priority on Demand Registrations.  The Company shall not
                    --------------------------------
                    include in any Demand Registration on any securities which are not Registrable Securities without the prior written consent of the holders of at least a majority of the Registrable Securities included in such registration except as otherwise provided in Section 3.4. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company shall include in such registration prior to the inclusion of any securities which are not Registrable Securities, the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder. Any Persons other than holders of Registrable Securities who participate in Demand Registrations which are not at the Company's expense must pay their share of the Registration Expenses as provided in Section 3.38 hereof.

               e.   Restrictions On Long-Form Registrations.  The Company shall
                    ---------------------------------------
                    not be obligated to effect any Long-Form Registration within 180 days after the effective date of a previous Long-Form Registration or a previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to Section 3.4 and in which there was no reduction in the number of Registrable Securities requested to be included. The Company may postpone for up to 180 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company and the holders of at least a majority of the Registrable Securities agree that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction;

                    provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such registration.

               "3.5 Registration on Forms S-2 and S-3.  Following the first
                    ---------------------------------
               offering of Class A Common Stock by the Company pursuant to a registration under the 1933 Act, the Company shall use its best efforts to meet, as soon as possible, the eligibility requirements for a secondary distribution of its Class A Common Stock under the 1933 Act on Form S-2 or Form S-3 (or any similar form promulgated by the Commission). To that end, the Company shall register (whether or not required by law to do so) its Class A Common Stock under the 1934 Act no later than 30 days prior to the end of the Company's fiscal year following the effective date of the first registration of any securities of the Company under the 1933 Act. If the effective date of the public offering is less than 30 days prior to the end of the Company's fiscal year, the registration under the 1934 Act shall occur prior to the end of such fiscal year. After the Company is eligible for the registration of its Class A Common Stock under the 1933 Act on Form S-2 or Form S-3 (or similar form), the Company will, upon written request of (i) any holder or holders of shares of Stock, excluding any holder of Class G Preferred Stock, having an aggregate market value of not less than $1,000,000 and constituting greater than 4% of the outstanding shares of Stock (excluding, however, for purposes of calculation of such percentage, any shares of Common Stock issued upon the exercise of any 1984 Options, 1985 Options, 1987 Options, 1988 Options, 1988 E Options or Class G Preferred Stock) of the Company to register or qualify such Stock pursuant to this
               Section 3.5 or (ii) the holders of a majority of Registrable Securities (and after a Qualified Public Offering 10% of the holders of Registrable Securities), promptly give written notice of such request to all registered holders of Stock, any holder of Stock desiring to have any of its Stock included in such registration or qualification shall, within 20 days after its receipt of such notice from the Company, notify the Company of the number of shares of Stock which it desires to have so included and the manner in which it proposes to dispose of such Stock. The Company shall, as expeditiously as possible, endeavor in good faith to effect a registration under the 193.3 Act on Form S-2 or Form S-3 (or similar form) of all Stock referred to in a request or notice timely given to the Company pursuant to this Section 3.5, and to effect any registration or qualification of such Stock under any state law, and any listing of such Stock with any securities exchange on which the Class A Common Stock of the Company is then listed, which may be required to permit the sale or disposition of such Stock in the manner specified in such request or notices. The Company shall not be required to cause a registration statement to become effective pursuant to
               Section 3.5 prior to 90 days following the effective date of the most recent registration by the Company under the 1933 Act, or more than twice during any year.

               "3.6(b)   Registration Expenses.
                         ---------------------

                         a. All expenses incident to the Company's performance of or compliance with Article III of this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne as
                               ---------------------
                              provided in Article III of this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

                         b. In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration for the purpose of rendering a legal opinion on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration.

                         c. To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

               "3.7(b)   Holdback Agreements.
                         -------------------

                         a. Each holder of Registrable Securities and each holder of Stock shall not effect any public sale or distribution (including sales pursuant to Rule
                              144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day (or, 180-day period in the case of the Company's Initial Public Offering) beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering and William Blair otherwise agree.

                         b. The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period (or, 180-day period in the case of the Company's Initial Public Offering) beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering and William Blair otherwise agree, and
                              (ii) shall use its best efforts to cause each holder of at least 10% (on a fully-diluted basis) of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

                         g.   Article IV of the Agreement is hereby deleted.

     4.   Severability.  Whenever possible, each provision of this Amendment
          ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Amendment.

     5.   Counterparts.  This Amendment may b e executed simultaneously in two
          ------------
or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Amendment.

     6.   Governing Law.  All issues and questions concerning the construction,
          -------------
validity, interpretation and enforcement of this Amendment and the exhibits and schedules hereto shall be governed by, and in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction)that would cause the application of the laws of any other jurisdiction other than the State of Delaware.

     7.   Effectiveness.  Pursuant to Section 5.2 of the Agreement, this
          -------------
Amendment shall become effective upon execution by the Company, the G Investors and by Stockholders holding a majority of the aggregate outstanding shares of Class A Preferred Stock, Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock, Class E Preferred Stock, Class F Preferred Stock and the Merger Common Stock voting together as a single class. The Agreement, as amended hereby, is in all respects ratified and confirmed, and all of the rights and powers created thereby and thereunder, as amended hereby and hereunder, shall be and remain in full force and effect.

  IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to the Agreement on the date first written above.

                                        MATRIXONE, INC.


                                        By:  /s/ William L. Fielder
                                             ------------------------------
                                             William L. Fielder
                                        Its: Senior Vice President


                                        By:  /s/ William T. Mason
                                             ------------------------------
                                             William T. Mason


                                        By:  /s/ James F. Stenzel
                                             ------------------------------
                                             James F. Stenzel


                                        By:  /s/ Peter D. Stoupas
                                             ------------------------------
                                             Peter D. Stoupas


                                        By:  /s/ Frank A. Mason
                                             ------------------------------
                                             Frank A. Mason

                                        AMERICAN RESEACH &
                                        DEVELOPMENT I, L.P.

                                        By:  /s/ Authorized Signatory
                                             ------------------------------
                                             General Partner


                                        PRIVATE EQUITY INVESTMENT
                                        FUND, L.P.

                                        Private Equity Investors, Inc.

                                        By:  /s/ Authorized Signatory
                                             ------------------------------

                                        Title:_____________________________

  IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to the Agreement on the date first written above.

                                        MATRIXONE, INC.


                                        By:  /s/ Mark F. O'Connell
                                             ------------------------------
                                             Mark F. O'Connell
                                        Its: Chief Executive Officer


                                        By:  /s/ William T. Mason
                                             ------------------------------
                                             William T. Mason


                                        By:  /s/ James F. Stenzel
                                             ------------------------------
                                             James F. Stenzel


                                        By:  /s/ Peter D. Stoupas
                                             ------------------------------
                                             Peter D. Stoupas


                                        By:  /s/ Frank A. Mason
                                             ------------------------------
                                             Frank A. Mason


                                        AMERICAN RESEACH &
                                        DEVELOPMENT I, L.P.
                                             By:  ARD master, L.P.
                                             By:  ARD Partners USA, L.P.

                                        By:  /s/ authorized signature
                                             ------------------------------
                                             General Partner


                                        PRIVATE EQUITY INVESTMENT
                                        FUND, L.P.

                                        By:  Private Equity Investors, Inc.

                                        Title:  /s/ authorized signature
                                                ---------------------------

  IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to the Agreement on the date first written above.

                                        MATRIXONE, INC.


                                        By:  /s/ James F. Morgan
                                             ------------------------
                                             James F. Morgan
                                        Its: Chairman


                                        By:  /s/ Mark F. O'Connell
                                             ------------------------
                                             Mark F. O'Connell
                                        Its: Chief Executive Officer


                                        STOCKHOLDERS:
                                        ------------


                                        WILLIAM BLAIR CAPITAL PARTNERS
                                        V, L.P.

                                        By: William Blair Capital Management
                                            Company, L.L.C., its General Partner


                                        By:  /s/ Ellen Carnahan
                                             ------------------------
                                             Ellen Carnahan
                                        Its: Managing Director


                                        MORGAN, HOLLAND FUND, L.P.

                                        By:  Its General Partner,
                                             Morgan, Holland Partners


                                        By:  /s/ authorized signature
                                             ------------------------
                                             Managing General Partner

                                        NEW COURT PARTNERS
                                        NEW COURT PARTNERS L.P., By
                                        One Rock Associates
                                        Managing Partner


                                        By:  /s/ Gregory O. Williams
                                             ------------------------
                                             Gregory O. Williams
                                             For the Managing Partner


                                        DIGITAL EQUIPMENT CORPORATION


                                        By:  /s/ authorized signature
                                             ------------------------

                                        Its: ________________________

                                        /s/ William T. Mason
                                        -----------------------------
                                        William T. Mason

                                        /s/ Frank Mason
                                        -----------------------------
                                        Frank Mason

                                        FAIRFIELD INVESTORS II, L.P.

                                        By:  /s/ Charles P. Stuckey
                                             ------------------------------
                                        Title: ____________________________


                                        GILDE IT FUND


                                        By:  /s/ authorized signature
                                             ------------------------------
                                        Title: ____________________________


                                        THE PETER LYNCH
                                        FOUNDATION

                                        By:  /s/ Peter Lynch
                                             ------------------------------
                                             Peter Lynch


                                        By:  /s/ Gordon Hayes, Jr.
                                             ------------------------------
                                             Gordon Hayes, Jr.


                                        WILLIAM BLAIR CAPITAL
                                        PARTNERS V, L.P.


                                        By:  William Blair Capital Management
                                        Company, L.L.C., its General Partner

                                        By:  /s/ Ellen Carnahan
                                             ------------------------------
                                             Ellen Carnahan
                                        Its: Managing Director

                                        COLLER CIP, L.P.

                                        By:  /s/ authorized signature
                                             -----------------------------


                                        ARROW PARTNERS, C.V.

                                        By:  /s/ authorized signature
                                             ------------------------------

                                        FAIRFIELD INVESTORS II, L.P.

                                        By:  /s/ authorized signature
                                             ------------------------
                                        Title: ______________________


                                        GILDE IT FUND


                                        By:  /s/ authorized signature
                                             ------------------------
                                        Title: ______________________


                                        THE PETER LYNCH
                                        FOUNDATION

                                        By:  /s/ Peter Lynch
                                             ------------------------
                                             Peter Lynch

                                        By:  /s/ authorized signature
                                             ------------------------
                                             Fleet National Bank as Trustee for
                                             Testa, Hurwitz & Thibeault Deferred
                                             Earnings Trust F.B.O. Gordon H.
                                             Hayes

                                        WILLIAM BLAIR CAPITAL
                                        PARTNERS V, L.P.

                                        By:  William Blair Capital Management
                                        Company, L.L.C., its General Partner

                                        By:  /s/ Ellen Carnahan
                                             ------------------------
                                             Ellen Carnahan
                                        Its: Managing Director


                                        COLLER CIP, L.P.

                                        By:  /s/ authorized signature
                                             ------------------------

                                        ARROW PARTNERS, C.V.

                                        By:  /s/ authorized signature
                                             ------------------------

                                        STOCKHOLDERS:

                                        J.P. MORGAN CAPITAL CORPORATION

                                        By:  /s/ authorized signature
                                             ------------------------

                                        By:  /s/ authorized signature
                                             ------------------------
                                             Title:  Managing Director


                                        PRIVATE EQUITY INVESTMENT
                                          FUND, L.P.

                                        By:  /s/ Charles P. Stuckey
                                             ----------------------


                                        LOMBARD ASSOCIATES

                                        By:  /s/ Charles P. Stuckey
                                             ----------------------


                                        EVERGREEN I LIMITED PARTNERSHIP
                                        By:  Its General Partner, Back Bay
                                             Partners L.P.
                                        By:  One of its General Partners, John
                                             Hancock Venture Capital
                                             Management, Inc.

                                        By:  /s/ authorized signature
                                             ------------------------
                                             Title:


                                        KOFFLER FAMILY GROWTH
                                          PORTFOLIO

                                        By:  /s/ authorized signature
                                             ------------------------
                                             Title


                                        BERKSHIRE PARTNERS II, L.P.

                                        By:  /s/ authorized signature
                                             ------------------------
                                             Title:

                                        THE GOLDER THOMA FUND


                                        By:  /s/ authorized signature
                                             ------------------------
                                             Title:


                                        AMERICAN RESEARCH &
                                          DEVELOPMENT I, L.P.

                                        By:  /s/ authorized signature
                                             ------------------------
                                             Title:


                                        VENTURE FOUNDERS 1983 LIMITED
                                          PARTNERSHIP
                                        By:  Its General Partner, Venture
                                             Management Limited Partnership

                                        By:  /s/ Edward Getchell
                                             -------------------
                                             Title:  General Partner


                                        VENTURE FOUNDERS CAPITAL
                                          LIMITED PARTNERSHIP
                                        By:  Its General Partner, Venture
                                             Founders Partners Limited
                                             Partnership

                                        By:  /s/ Edward Getchell
                                             -------------------
                                             Title:  General Partner

                                        OXFORD VENTURE FUND II LIMITED
                                          PARTNERSHIP
                                        By:  Its General Partner, Oxford
                                             Partners II

                                        By:  /s/ authorized signature
                                             ------------------------
                                             Title:

                                       OXFORD VENTURE FUND III, LIMITED
                                         PARTNERSHIP
                                       By:  Its General Partner, Oxford Partners
                                            III, Limited Partnership

                                       By:  /s/ authorized signature
                                            -------------------------------
                                            Title:


                                       COLLER CIP, L.P.

                                       By:  /s/ authorized signature
                                            -------------------------------
                                            Title:


                                       ARROW PARTNERS C. V.

                                       By:  /s/ John D. Miller
                                            -------------------------------
                                            Title: John D. Miller
                                                   Under P/O/A dated 5/20/97


                                       ROTHSCHILD INC., as Agent

                                       By:  /s/ authorized signature
                                            -------------------------------
                                            Title:  Secretary


                                       DVS PARTNERS III L.P.

                                       By:  /s/ authorized signature
                                            -------------------------------
                                            Title:  General Partner


                                       DSV PARNTERS IV L.P.

                                       By:  /s/ authorized signature
                                            -------------------------------
                                            Title:  DSV Management
                                                    General Partner

                                        /s/ Richard J. Testa
                                        -----------------------------------
                                        Richard J. Testa

                                        /s/ Richard N. Spann
                                        -----------------------------------
                                        Richard N. Spann

                                        /s/ Thayer Francis, Jr.
                                        -----------------------------------
                                        Thayer Francis, Jr.


                                        MERGER STOCKHOLDERS:

                                        A.T. COMMERCIAL CORPORATION

                                        By:  /s/ authorized signature
                                             ------------------------------


                                        A.T. VENTURE INVESTMENTS, a
                                        division of Ameriturst Corporation

                                        By:  /s/ authorized signature
                                             ------------------------------

                                        By:  /s/ authorized signature
                                             ------------------------------
                                             Title:

                                        ACCEL CAPITAL L.P.

                                        By:  /s/ authorized signature
                                             ------------------------------

                                        By:  /s/ authorized signature
                                             ------------------------------
                                             Title:


                                        ACCEL CAPITAL (INTERNATIONAL)
                                          L.P.

                                        By:  /s/ authorized signature
                                             ------------------------------

                                        By:  /s/ authorized signature
                                             ------------------------------
                                             Title:

                                        /s/ Frederick R. Adler
                                        -----------------------------------
                                        Frederick R. Adler

                                        MORGAN, HOLLAND FUND, L.P.

                                        By:  Its General Partner
                                             Morgan, Holland Partners

                                        By:  /s/ authorized signature
                                             ------------------------------
                                             Managing General Partner


                                        NEW COURT PARTNERS.

                                        By:  its Managing Partner,
                                             One Rock Associates

                                         By:  /s/ authorized signature
                                             ------------------------------
                                             Title:


                                        OXFORD VENTURE FUND III
                                        LIMITED
                                        PARTNERSHIP

                                        By:  its General Partner, Oxford
                                        Partners III, Limited Partnership

                                        By:  /s/ authorized signature
                                             ------------------------------
                                             General Partner


                                        OXFORD VENTURE FUND II
                                        LIMITED
                                        PARTNERSHIP

                                        By:  its General Partner, Oxford
                                             Partners II

                                        By:  /s/ authorized signature
                                             ------------------------------
                                             Partner


                                        DSV PARTNERS IV L.P.

                                        By:  /s/ authorized signature
                                             ------------------------------